SUMMARY HISTORICAL AND PRO FORMA FINANCIAL AND OPERATING DATA

Williams Partners

The following table shows (i) summary historical financial and operating data of Williams Partners, (ii) summary pro forma financial data of Williams Partners, and (iii) summary historical financial and operating data for the Contributed Entities for the periods and as of the dates indicated. The summary historical financial data of Williams Partners as of December 31, 2007 and 2008 and for the years ended December 31, 2006, 2007 and 2008 are derived from the audited consolidated financial statements of Williams Partners, which are included in our Current Report on Form 8-K filed on October 28, 2009. The summary historical financial data of Williams Partners as of September 30, 2009 and for the nine months ended September 30, 2008 and 2009 are derived from the unaudited consolidated financial statements of Williams Partners, which are included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. All other historical financial data are derived from our financial records. The results of operations for the nine months ended September 30, 2009 are not necessarily indicative of the operating results for the entire year or any future period. Our Current Report on Form 8-K filed on October 28, 2009 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 are incorporated herein by reference.

The summary pro forma financial data of Williams Partners as of September 30, 2009 and for the year ended December 31, 2008 and nine months ended September 30, 2009 are derived from the unaudited pro forma consolidated financial statements of Williams Partners included elsewhere in this offering memorandum. The pro forma financial statements present the impact on our financial position and results of operations of:

•	the consummation of the Dropdown, including the cash payment of the Net Cash Consideration to Williams, the issuance of 203 million Class C Units to Williams, the increase in our general partner’s capital account to allow it to maintain its 2% general partner interest and the issuance of 4,142,857 additional general partner units to our general partner;

•	this offering of the notes, assuming an offering size of $3.5 billion and an issuance at par, and the application of the net proceeds of this offering as described in “Use of Proceeds”;

•	our entry into the New Credit Facility and the termination of our existing credit facility; and

•	our payment of estimated commissions, fees, other offering expenses and other expenses associated with the Dropdown.

The pro forma financial statements as of September 30, 2009 and for the year ended December 31, 2008 and nine months ended September 30, 2009 have been derived from our historical consolidated financial statements incorporated by reference in this offering memorandum and are qualified in their entirety by reference to such historical consolidated financials statements and related notes contained therein. The pro forma financial statements should be read in conjunction with the notes accompanying such pro forma financial statements and with the historical consolidated financial statements and related notes incorporated by reference in this offering memorandum.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to these assumptions and are properly applied in the pro forma financial information. The pro forma financial statements may not be indicative of the results that actually would have occurred if we had owned these businesses on the dates indicated. The following tables include these non-GAAP financial measures:

•	EBITDA for Williams Partners, on a historical and pro forma basis; and

•	EBITDA for the Contributed Entities.

These measures are presented because such information is relevant to and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our and the Contributed Entities’ fundamental business activities.

For Williams Partners, we define EBITDA, on both a historical and pro forma basis, as net income plus interest (income) expense — net, depreciation and amortization and provision (benefit) for income taxes.

For the Contributed Entities, we define EBITDA as net income plus interest (income) expense — net, depreciation and amortization and provision (benefit) for income taxes.

For a reconciliation of these measures to their most directly comparable financial measures calculated and presented in accordance with GAAP, see “— Non-GAAP Financial Measures.”

The information in the following table should be read together, and is qualified in its entirety by reference to, the historical financial statements and the accompanying notes appearing elsewhere in this offering memorandum or incorporated herein by reference and the pro forma financial statements and the accompanying notes appearing elsewhere in this offering memorandum. The information in the following tables should also be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Contributed Entities” included elsewhere in this offering memorandum and in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, for information concerning significant trends in the financial condition and results of operations of Williams Partners and the Contributed Entities.

	Williams Partners
						Pro Forma
	Historical							Nine Months
	Year Ended			Nine Months Ended		Year Ended		Ended
	December 31,			September 30,		December 31,		September 30,
	2006	2007	2008	2008	2009	2008		2009
	($ in millions, except per unit data)

Statement of Income Data:
Revenues	$563	$573	$637	$504	$337	$5,778		$3,227
Costs and expenses	420	458	490	388	265	4,532		2,475

Operating income	143	115	147	116	72	1,246		752
Investment income	80	105	111	110	74	77		55
Interest expense — net	(8)	(55)	(67)	(50)	(46)	(425)		(312)
Other income — net	—	—	—	—	—	10		9

Income before income taxes	215	165	191	176	100	908		504
Provision for income taxes	—	—	—	—	—	6	(a)	4	(a)

Net Income	215	165	191	176	100	902		500

Less: Net income attributable to noncontrolling interests	—	—	—	—	—	24		20

Net income attributable to Williams Partners	$215	$165	$191	$176	$100	$878		$480

Basic and diluted net income per limited partner unit	$1.73	$1.99	$3.08	$2.92	$1.88	$3.27	(a)	$1.85	(a)

(a)	Our operations are treated as a partnership with each member being separately taxed on its ratable share of our taxable income. Therefore, we have excluded income tax expense from this financial information except for a partnership-level tax imposed by the state of Texas, which began in 2007.

	Williams Partners
						Pro Forma(a)
	Historical						Nine Months
	Year Ended			Nine Months Ended		Year Ended	Ended
	December 31,			September 30,		December 31,	September 30,
	2006	2007	2008	2008	2009	2008	2009
	($ in millions, except per unit data)

Balance Sheet Data (at period end):
Total Assets	$1,292	$1,283	$1,292	$1,334	$1,283		$11,845
Property, plant and equipment, net	648	642	641	650	635		10,077
Investments	483	499	462	488	469		600
Long-term debt	750	1,000	1,000	1,000	1,000		6,480
Partners’ capital	471	161	204	233	198		4,018
Cash Flow Data:
Cash distributions declared and paid per unit	$1.605	$2.045	$2.435	$1.80	$1.905
Other Financial Data:
EBITDA	$267	$265	$302	$259	$179	$1,839	$1,215
Ratio of earnings to fixed charges(b)	13.24	2.41	4.40	4.70	3.24	2.80	2.22
Operating Information:
Williams Partners:
Four Corners gathering volumes (BBtu/d)	1,500	1,442	1,380	1,377	1,351
Four Corners plant inlet natural gas volumes (BBtu/d)	678	620	646	636	620
Four Corners NGL production (million gallons)	569	545	518	386	389
Four Corners NGL equity sales (million gallons)	182	167	162	122	122
Four Corners NGL margin ($/gallon)	$.47	$.61	$.75	$.80	$.39
Conway storage revenues	$25	$28	$31	$23	$25
Conway fractionation volumes (Mbbls/d) — our 50%	39	34	39	38	38
Carbonate Trend gathering volumes (BBtu/d)	29	23	22	23	18
Wamsutter — 100%:
Wamsutter — gathering volumes (BBtu/d)	490	516	499	487	541
Wamsutter — plant inlet natural gas volumes (BBtu/d)	432	425	409	408	423
Wamsutter NGL production (million gallons)	377	420	415	317	328
Wamsutter NGL equity sales (million gallons)	141	113	139	107	108
Wamsutter NGL margin ($/gallon)	$.29	$.48	$.59	$.65	$.36
Discovery Producer Services — 100%:
Discovery plant inlet natural gas volumes (BBtu/d)	467	582	457	539	455
Discovery gross processing margin ($/MMbtu)	$.23	$.33	$.37	$.42	$.22
Discovery NGL production (million gallons)	232	252	181	171	165
Discovery NGL equity sales (million gallons)	60	99	85	81	67

(a)	No pro forma balance sheet data as of December 31, 2008 or pro forma operating information is provided.
(b)	For purposes of computing the ratio of earnings to fixed charges, “earnings” is the aggregate of the following items: pre-tax income or loss from continuing operations before income or loss from equity investees; plus fixed charges; plus distributed income of equity investees; less our share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges; and less capitalized interest. The term “fixed charges” means the sum of the following: interest expensed and capitalized; amortized premiums, discounts and capitalized expenses related to indebtedness; and an estimate of the interest within rental expense; and our share of interest from equity investees where the related pre-tax loss has been included in earnings.

Contributed Entities

The following table shows summary financial and operating data of the Contributed Entities for the periods and as of the dates indicated. The summary historical financial data of the Contributed Entities as of December 31, 2007 and 2008 and for the years ended December 31, 2007 and 2008 are derived from the audited financial statements of the Contributed Entities appearing elsewhere in this offering memorandum. The summary historical financial data of the Contributed Entities as of September 30, 2009 and for the nine months ended September 30, 2008 and 2009 are derived from the unaudited financial statements of the Contributed Entities appearing elsewhere in this offering memorandum. All other historical financial data are derived from the Contributed Entities’ financial records. The results of operations for the nine months ended September 30, 2009 are not necessarily indicative of the operating results for the entire year or any future period. The information in this table should be read together with, and is qualified in its entirety by reference to, the historical financial statements of the Contributed Entities and the accompanying notes as of December 31, 2007 and 2008 and for the years ended December 31, 2007 and 2008 and the historical financial statements and the accompanying notes as of September 30, 2009 and for the nine months ended September 30, 2008 and 2009 appearing elsewhere in this offering memorandum. The information in this table should also be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Contributed Entities” included elsewhere in this offering memorandum.

	Contributed Entities
	Year Ended December 31,		Nine Months Ended September 30,
	2007	2008	2008	2009
	(In millions)

Statement of Income Data:
Revenues	$5,326	$5,455	$4,504	$3,003
Costs and expenses	4,059	4,356	3,589	2,323

Operating income	1,267	1,099	915	680
Equity earnings	51	55	48	39
Interest expense — net(a)	(121)	(119)	(89)	(89)
Other income — net	19	10	9	9

Income before income taxes	1,216	1,045	883	639
Provision (benefit) for income taxes	(144)	(952)	107	4

Net income	$1,360	$1,997	$776	$635

Balance Sheet Data (at period end):
Total assets	$10,092	$10,678		$11,126
Property, plant and equipment, net	8,621	9,176		9,443
Long-term debt	1,821	1,971		1,980
Total equity	5,991	7,470		7,870
Other Financial Data:
EBITDA	$1,769	$1,622	$1,304	$1,090

	Contributed Entities
	Year Ended December 31,		Nine Months Ended September 30,
	2007	2008	2008	2009

Operating Information:
Transco (TBtus):
Market-area deliveries:
Long-haul transportation	839	753	577	502
Market-area transportation	875	969	700	766

Total market-area deliveries	1,714	1,722	1,277	1,268
Production-area transportation	190	188	151	146

Total system deliveries	1,904	1,910	1,428	1,414

Average daily transportation volumes	5.2	5.2	5.2	5.2
Average daily firm reserved capacity	6.6	6.8	6.8	6.8
Northwest Pipeline (TBtus):
Total transportation volume	757	781	570	563
Average daily transportation volumes	2.1	2.1	2.1	2.1
Average daily reserved capacity under long-term base firm contracts, excluding peak capacity	2.5	2.5	2.5	2.6
Average daily reserved capacity under short-term firm contracts(b)	.8	.7	.7	.5
Midstream Gas and Liquids:(c)
Gathering (Tbtu)	510	500	372	406
Plant inlet natural gas (Tbtu)	1,048	1,075	816	808
NGL production (Mbbls/d)(d)	127	121	126	125
NGL equity sales (Mbbls/d)(d)	81	70	72	68
Crude oil gathering (Mbbls/d)(d)	80	70	69	111

(a)	Does not include any interest expense associated with Williams’ general unsecured debt, which was historically used for general corporate purposes related to all of its businesses and not specifically related to the operations or assets of any particular business or subsidiary. Only includes interest expense associated with the specific indebtedness of Transco and Northwest Pipeline.

(b)	Consists primarily of additional capacity created from time to time through the installation of new receipt or delivery points or the segmentation of existing mainline capacity. Such capacity is generally marketed on a short-term firm basis.

(c)	Excludes volumes associated with partially-owned assets that are not consolidated for financial reporting purposes. Includes 100 percent of the volumes associated with Wamsutter LLC, which is currently partially owned by us and accounted for under the equity method of accounting in our historical results. Wamsutter LLC will become our wholly owned subsidiary upon the consummation of the Dropdown.

(d)	Annual average Mbbls/d.

Non-GAAP Financial Measures

EBITDA, on both an historical and pro forma basis in our case and on an historical basis in the case of the Contributed Entities, is used as a supplemental financial measure by management and by external users of our financial statements, such as investors and commercial banks, to assess:

•	the financial performance of our assets and the assets of the Contributed Entities without regard to financing methods, capital structure or historical cost basis;

•	the ability of our assets and the assets of the Contributed Entities to generate cash sufficient to pay interest on our indebtedness and to make distributions to our partners; and

•	our operating performance and the operating performance of the Contributed Entities and return on invested capital as compared to those of other publicly traded limited partnerships that own energy infrastructure assets, without regard to their financing methods and capital structure.

Our EBITDA, on both an historical and pro forma basis, and the Contributed Entities’ EBITDA should not be considered alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our EBITDA, on both an historical and pro forma basis, and the Contributed Entities’ EBITDA exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, our EBITDA, on both an historical and pro forma basis, and the Contributed Entities’ EBITDA as presented may not be comparable to similarly titled measures of other companies.

The following tables represent a reconciliation of our non-GAAP financial measure of EBITDA to the GAAP financial measure of net income, on an historical basis and a pro forma basis. The pro forma information included in the following tables has been adjusted for the items set forth in the bullets on page 11.

	Williams Partners
						Pro Forma
						Year	Nine Months
	Historical					Ended	Ended
	Year Ended December 31,			Nine Months Ended September 30,		December 31,	September 30,
	2006	2007	2008	2008	2009	2008	2009
				(In millions)

Reconciliation of Non-GAAP “EBITDA” to GAAP “Net Income”
Net income	$215	$165	$191	$176	$100	$902	$500
Interest expense, net of interest income and capitalized interest	8	55	67	50	46	429	316
Depreciation and amortization	44	45	44	33	33	502	395
Provision for income taxes	—	—	—	—	—	6	4

EBITDA	$267	$265	$302	$259	$179	$1,839	$1,215

The following table represents a reconciliation of the Contributed Entities’ non-GAAP financial measure of EBITDA to the GAAP financial measures of net income attributable to the Contributed Entities.

	Contributed Entities
			Nine Months Ended
	Year Ended December 31,		September 30,
	2007	2008	2008	2009
		(In millions)

Reconciliation of Non-GAAP “EBITDA” to GAAP “Net Income”
Net income	$1,360	$1,997	$776	$635
Interest expense, net of interest income and capitalized interest	121	119	89	89
Depreciation and amortization	432	458	332	362
Provision (benefit) for income taxes	(144)	(952)	107	4

EBITDA	$1,769	$1,622	$1,304	$1,090